Exhibit 10.27

EASTVIEW HOLDINGS LLC
777 Old Saw Mill River Road
Tarrytown, New York 10591

                                                                            October 23, 2003

BY HAND
Progenics Pharmaceuticals, Inc.
777 Old Saw Mill River Road
Tarrytown, New York 10591
Attention: Mr. Robert McKinney

Re:	Lease dated as of September 30, 2003 between Eastview Holdings LLC (“Landlord”), and Progenics Pharmaceuticals, Inc. (“Tenant”) for space in the project known as The Landmark at Eastview (the “Lease”)

Gentlemen:

     This letter agreement is intended to amend Section 37.1 of the Lease. The date of “October 23, 2003” as set forth in Section 37.1 of the Lease is hereby deemed deleted and replaced with the date “November 24, 2003”.

Very truly yours,

EASTVIEW HOLDINGS LLC

By: EASTVIEW SPE INC, its Managing Member

By:/s/ Peter Gilpatric
Name: Peter Gilpatric
Title: Senior Vice President

ACKNOWLEDGED AND AGREED:

PROGENICS PHARMACEUTICALS, INC.

By: /s/ Robert A. McKinney
   Robert A. McKinney
   Vice President